EXECUTIVE SHARE AGREEMENT

This Executive Share Agreement (the "Agreement") is dated as of March 28, 1997 among Michael F. McCoy (the "Executive Shareholder"), INROADS Capital Partners, L.P. ("INROADS"), Mesirow Capital Partners VII, an Illinois Limited Partnership ("Mesirow") and Edgewater Private Equity Fund II, L.P. ("Edgewater"; together with INROADS and Mesirow, the Purchasers") and Meridian Financial Corporation (the "Company").

WHEREAS, the Executive Shareholder is currently a shareholder of the Company and serves as an executive officer of the Company;

WHEREAS, pursuant to that certain Securities Purchase
Agreement, dated as of March 28, 1997 (the "Purchase
Agreement" ), the Purchasers are, concurrently with the execution of this Agreement, purchasing shares of Series C
Convertible Preferred Stock of the Company ("Preferred
Shares") and 10.0% Subordinated Notes of the Company
("Notes");

WHEREAS, the Purchasers desire, upon the fulfillment of certain conditions, to deliver Executive Shares (as defined in Section l(f)) to the Executive Shareholder or to other officers or employees of the Company, all as specified herein and subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

 ()"Board of Directors" shall mean the Board of Directors of the Company

() "Cause" shall mean any of the following with respect to the Executive Shareholder: (i) the conviction, admission or plea of no contest by the Executive Shareholder with respect to any crime, whether or not involving the Company, which constitutes a felony in the jurisiction involved; (ii) the embezzlement or misappropriation of property of the Company or any of its subsidiaries or affiliates, or any other act involving fraud with respect to the Company or any of its subsidiaries or affiliates; (iii) any substance abuse by the Executive Shareholder that interferes with the Executive Shareholder's ability to discharge his duties to the Company;
(iv) a breach by the Executive Shareholder of any of the provisions of Section 7.02 of the Purchase Agreement; or (v) the failure by the Executive Shareholder (following reasonable notice and an opportunity to cure) to perform such duties as may he delegated to him by the Board of Directors.

 () "Common Stock" shall mean Common Shares, without par value, of the Company.

()   "Cumulative Lease Origination Amount", for any period,
shall mean (i) the original equipment cost of all restaurant equipment leased by the Company pursuant to leases for restaurant equipment and (ii) the original equipment cost of all equipment other than restaurant equipment, up to $5 million in the aggregate, leased by the Company pursuant to leases approved by the Board of Directors, in each case originated by the Company (whether such leases are ultimately retained in the Company's portfolio or brokered for others) in the ordinary course of its business during such period, as determined by the Board of Directors.

 ()   "Cumulative Pre-Tax Net Income", for any period, shall
mean the sum of (i) the net income before state and federal income tax expense of the Company, as reflected on the audited statement of operations of the Company for each fiscal year wholly contained in such period and (ii) the net income before state and federal income tax expense of the Company, as determined by the Board of Directors in accordance with generally accepted accounting principles, applied consistently with the Company's past practice, for each period contained in such period that is not a part of any such fiscal year.

()   "Executive Shares" shall mean, with respect to any
Purchaser, (i) 8% of the Preferred Shares purchased by such Purchaser pursuant to the Purchase Agreement (which, together with resect to all Purchasers, equals 6% of the Common Stock on a fully diluted basis as of the date of this Agreement) and any shares of Common Stock issued upon conversion of such Preferred Shares and (ii) any other securities of the Company issued with respect to any of such securities (or other Executive Shares by virtue of this clause (ii)) by way of a dividend, distribution, stock split, recapitalization, reorganization, merger or any ransaction or series of related transactions in which Executive Shares are changed into, converted into or exchanged for other securities.

()   "Liquidity Event" shall mean any of the following:  (i)
the closing of a firm commitment underwritten public offering of shares of Common Stock which triggers the mandatory conversion provisions applicable to the Preferred Share; (ii) the consummation of a transaction pursuant to which the Company shall sell all or substantially all of its assets (except in connection with a sale effected in the form of a securitization); (iii) the consummation of a transaction pursuant to which the Purchasers shall sell all or substantially all of their aggregate equity interest in the Company; or (iv) the consummation by the Company of a merger, consolidation or other combination in which the Company is not the surviving party or in which the Company survives as a wholly-owned subsidiary of another entity.

 () "Retained Asset Amount", as of any date, shall mean the Cumulative Lease Origination Amount from the date hereof through such date (excluding leases brokered for the accounts of others or sold to others, but including any securitized lease), as determined by the Board of Directors on a basis consistent with that utilized in the preparation of the Business Plan (as defined in the Purchase Agreement).

 () The "Vested Percentage" of the Executive Shares shall be determined as follows:

If the Executive Shareholder's					The
Vested
           			employment is terminated between:

	Percentage is:
           			The date hereof and March 31, 1998
			0%
           			April 1, 1998 and March 31, 1999
			25%
           			April 1, 1999 and March 31, 2000
			50%
           			April 1, 2000 and March 31, 2001
			75%
           			April l, 2001 and following
			100%

           	.	Agreement to Deliver.

 ()Upon the fulfillment of the conditions set forth in
Section 3, and subject to Section 2(b), on the earlier of (i) immediately prior to a Liquidity Event or (ii) the tenth anniversary of the date hereof, each of the Purchasers severally, but not jointly, hereby agrees to transfer and deliver promptly, for no additional consideration other than the fulfillment of such conditions, all Executive Shares of such Purchaser to the Executive Shareholder and/or such other officers, directors, employees or consultants of the Company as he designates in writing (and in such proportions as he designates in writing).

 ()If the Executive Shareholder's employment with the Company has been terminated for any reason prior to March 31, 2001, no Purchaser shall have any obligation to deliver any Executive Shares pursuant to this Agreement and this Agreement shall terminate upon any such termination of the Executive Shareholder's employment with the Company, except that if (i) the Executive Shareholder's employment with the Company is terminated prior to March 31, 2001 by the Executive Shareholder's death or total permanent disability, determined in accordance with the Company's practices for employees generally and, as of the most recent period set forth on Schedule A hereto (each such period being a "Measuring Period") ended prior to the date of such death or disability, the Company has met each of the projections set forth on Schedule A hereto with respect to such Measuring Period, or (ii) the Executive Shareholder's employment with the Company is terminated prior to March 31, 2001 by the Company without Cause, and, as of the end of each Measuring Period ended prior to the date of such termination, the Company has met each of the projections set forth on Schedule A hereto with respect to such Measuring Periods, then, in full satisfaction of the Purchasers' obligations under this
Agreement: (1) each Purchaser shall deliver to the Executive Shareholder or his designees, on the earlier of (x) immediately prior to a Liquidity Event or (y) the tenth anniversary of the date hereof, the Vested Percentage of the Executive Shares of such Purchaser as of the date of such termination and (2) each Purchaser shall deliver, on the earlier of (x) immediately prior to a Liquidity Event or (y) the tenth anniversary of the date hereof, to senior managers of the Company designated from time to time by the Purchasers ("Other Executives"), subject to fulfillment of the conditions set forth in Section 3, any Executive Shares of such Purchaser which are not deliverable by such Purchaser to the Executive Shareholder (or his designees) as a result of the provisions of this Section 2(b) ("Available Shares") (provided that, in the event of the termination of this Agreement as a result of the death of the Executive Shareholder, the Available Shares, after any allocation of Executive Shares to Salvatore F. Mulia, shall be allocated 60% to William L. Wildman and 40% to Gerald W. Gerichs (who shall thereupon be the Other Executives for purposes of this Agreement)); provided that the Purchasers shall not be required to deliver any Available Shares to any Other Executive who is not employed by the Company in a management capacity on the earlier of the occurrence of a Liquidity Event or April 1, 2001. If the Executive Shareholder's employment is terminated for any reason on or after March 31, 2001 and the conditions set forth in Section 3 have been met, the Purchasers shall be obligated to deliver the Executive Shares as provided in Section 2(a). If the employment with the Company of any Other Executive to whom Available Shares have been allocated is terminated, such Available Shares shall upon such termination be free of the terms of this Agreement.

Conditions.  The obligation of the Purchasers to deliver
Executive Shares pursuant to Section 2 is subject to the fulfillment of the following conditions:

 ()	if a  Liquidity Event occurs on or after April 1, 2001:

 ()	Cumulative Pre-Tax Net Income of the Company from the
date hereof through March 31, 2001, shall be equal to or greater than $12.5 million;

 ()the Cumulative Lease Origination Amount from the date hereof through March 31, 2001 shall be equal to or greater than $123 million; and

()the Company's Retained Asset Amount as of March 31,
2001 shall be at least $95 million;

 ()if a Liquidity Event occurs prior to April 1, 2000:  the
Company shall have met each of the projections set forth on Schedule A hereto with respect to the most recent Measuring Period ended prior to the date of such Liquidity Event; and

()if a Liquidity Event occurs on or after April 1, 2000 and prior to April 1, 2001: (i) the Company shall have met each of the projections set forth on Schedule A hereto with respect to the Measuring Period ended March 31, 2000 and (ii) the total valuation of the Company in such Liquidity Event shall exceed the product of (x) 4.5 and (y) the aggregate total amount of capital invested by the Purchasers in the Company through the date of such Liquidity Event plus the aggregate amount of capital invested in the Company by parties other than the Purchasers after the date of this Agreement, in each case whether such capital is evidenced by equity securities or subordinated debt of the Company.

Determination of Financial Conditions. As soon as practicable after determination of the Company's results of operations as of March 3 l, 2001, but in no event later than 15 days thereafter, the Board of Directors shall determine, based on such statements and on the Company's internal books and records, whether it believes that the conditions set forth in paragraph (a) of Section 3 have been met, and shall deliver a written notice of its determination to each of the Purchasers and the Executive Shareholder. If either the Executive Shareholder or a Purchaser disputes the Company's determination with respect to such conditions, the parties, with the assistance of the Company's independent public accountants, shall attempt to resolve such dispute within 30 days following the date on which the determination of the Board of Directors was delivered to the Purchasers and the Executive Shareholder. If such dispute is not resolved within such 30-day period, the Purchasers and the Executive Shareholder shall jointly select a national firm of independent public accountants familiar with the business in which the Company is engaged (the "Arbitrating Accountant") to determine whether any such disputed conditions have been met. The Arbitrating Accountant shall conduct such independent procedures and investigation as the Arbitrating Accountant shall deem necessary in order to form an opinion as to the fulfillment of such conditions. The Arbitrating Accountant shall give written notice to the Purchasers, the Executive Shareholder and the Company of its determination within 45 days of its appointment, and such determination shall be final and binding on the parties hereto. The fees of the Arbitrating Accountant shall be borne by the Company.

Participation in Liquidity Event. The Company and each of the Purchasers agree to use reasonable efforts to ensure that upon delivery of Executive Shares to the Executive Shareholder (or other recipient of Executive Shares) (the "Recipient") upon a Liquidity Event, such Recipient shall have the right to participate in such Liquidity Event with respect to such Executive Shares in the same manner as each other holder of shares of the same class of capital stock of the Company and solely for such purpose, the Company shall use its best efforts to ensure that holdback or similar agreements with respect to securities of the Company are ratably allocated among any Recipients and all other holders of such securities, if the Liquidity Event is a public offering (and the Executive Shareholder and any such other Recipients shall not unreasonably withhold their consent to any such ratable holdback or similar agreement). If for any reason the Company and the Purchasers fail or are unable to take such action as may be necessary to enable a Recipient to participate in such a Liquidity Event, to the extent necessary to provide the Recipient with proceeds from such participation sufficient to cover the Recipient's federal, state and local income tax liability attributable to his or her receipt of Executive Shares, and the Recipient is unable, after using his or her reasonable efforts (which shall not require the pledge of any collateral other than the Executive Shares of such Recipient), to secure a loan in an amount sufficient to cover such tax liability, then the Company agrees to use its reasonable efforts to provide such a loan to the Recipient, on commercially reasonable terms to be determined by the Company, in an amount sufficient to pay such tax liability (or the balance of such tax liability, as the case may be) which loan, with respect to any Recipient, shall be secured by the Executive Shares of such Recipient.

Termination. The obligation of the Purchasers to deliver
Executive Shares pursuant hereto shall terminate upon the earlier of (i) the determination under Section 4 that the conditions set forth in paragraph (a) of Section 3 have not been met and (ii) the tenth anniversary of the date of this Agreement.

Restrictions on Transfer.  Subject to the provisions of
Section 2 hereof, the Executive Shareholder may not transfer or assign any rights hereunder to any person. The Purchasers may transfer Executive Shares (subject to the restrictions set forth in the Purchase Agreement), provided that the transferee agrees in writing to be bound by the provisions hereof.

Miscellaneous.

 ()Legend. All certificates evidencing Executive Shares which are subject to this Agreement shall bear the following legend:

"THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN AGREEMENTS SET FORTH IN AN EXECUTIVE SHARE AGREEMENT AMONG MERIDIAN FINANCIAL CORPORATION (THE "COMPANY") AND CERTAIN HOLDERS OF SHARES OF THE COMPANY DATED AS OF MARCH 28, 1997. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

Upon termination of this Agreement, certificates for Executive Shares may be surrendered to the Company in exchange for new certificates without the foregoing legend.

()Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. Any person who is an Other Executive or a Recipient for purposes of this Agreement shall be a third party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof applicable to such person.

 ()Notices. All notices and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be delivered personally, mailed by certified or registered mail, return receipt requested. sent by reputable overnight courier or sent by confirmed telecopier, addressed as follows:

() if to the Company, at 8250 Haverstick Road, Suite 110,
Indianapolis, Indiana 46240-2401, Attention:  President;

 ()if to the Executive Shareholder, at the address of the Executive Shareholder as shown by the records of the Company;
and

 ()if to any Purchaser, at the address of such Purchaser shown by the records of the Company; or to such other address and/or such other addressee as any of the above shall have specified by notice hereunder. Each notice or other communication which shall be delivered personally, mailed on telecopied in the manner described above shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

 ()Remedies. If any party to this Agreement obtains a judgment against any party hereto by reason of any breach of this Agreement or the failure of such other party to comply with the provisions hereof, a reasonable attorneys' fee as fixed by the court shall be included in such judgment. No remedy conferred upon any party to this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each such remedy shall be cumulative or shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Each party hereto agrees that, in the event of any violation of this Agreement by such party, the remedies available at law would be inadequate and that such party's obligations under this Agreement may be specifically enforced. Notwithstanding the foregoing sentence, nothing herein shall be construed as prohibiting any party hereto from also pursuing any other rights, remedies or defenses, in connection with any breach of this Agreement.

 ()Waiver. None of the terms of this Agreement shall be deemed to have been waived by any party hereto, unless such waiver is in writing and signed by that party. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any further breach of the provision so waived or of any other provision of this Agreement. No extension of time for the performance of any obligation or act hereunder shall be deemed an extension of time for the performance of any other obligation or act.

 () Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to its conflicts of law rules.

()Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

 ()Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages.

 () Amendments. This Agreement may not be amended, modified or changed in any respect without the written consent of the party against whom enforcement of each amendment, modification or change is sought.

 () Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Agreement shall continue to be binding and in full force and effect.

 ()Headings. The section and other headings contained in this Agreement are for convenience only and shall not be deemed to limit, characterize or interpret any provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Executive Share Agreement as of the date first above written.


           							INROADS CAPITAL
PARTNERS,
L.P.
           Michael F. McCoy

           							By:	INROADS
GENERAL
PARTNERS,
           							L.P., its
general partner


           							By:
           MERIDIAN FINANCIAL CORPORATION		Its:


           By:							MESIROW CAPITAL
PARTNERS VII,
           Its:							an Illinois
Limited Partnership

           							By:	MESIROW
FINANCIAL
SERVICES,
           								INC., its
general partner


                                                 By:
           							Its:

                                                 EDGEWATER
PRIVATE EQUITY FUND
                                                 II,
           							L.P.

                                                 By:
	GORDON MANAGEMENT, INC. its
           								 general
partner


           							By:
           							Its:

SCHEDULE A

           Period from the date		Cumulative
	Cumulative Lease
	Retained
           of this Agreement through:	Net Income
	Origination Amount
	Asset Amount

           March 31, 1998		     842,850
24,600,000
	18,600,000
           March 31, 1999		  2,819,261
51,600,000
	36,600,000
           March 31, 2000		  6,321,343
83,400,000
	65,400,000
           March 31, 2001		12,500,000		123,000,000

	95,000,000